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                            VAUGHN COMMUNICATIONS, INC.
                               1998 STOCK OPTION PLAN


     1.   PURPOSE

     The Plan is intended to provide a means for Vaughn Communications, Inc. (the "Company"), by offering incentives to selected management and other key employees of the Company, and of any majority owned direct or indirect subsidiaries of the Company, to attract and retain persons of ability and motivate them to advance the interests of the Company.

     It is intended that some of the options granted under the Plan will be designated and constitute "incentive stock options" within the meaning of
Section 422 or other similar provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the other options granted under the Plan will be designated and constitute "nonstatutory options," i.e., options not qualifying under Section 422 or other similar provisions of the Code. Unless otherwise indicated, the terms and conditions of the Plan shall apply equally to all options granted hereunder, whether incentive stock options or nonstatutory options. It is also intended that the Plan be administered so as to comply with Rule 16b-3 under the Securities Exchange Act of 1934.

     2.   SHARES SUBJECT TO THE PLAN

     A total of 300,000 shares of authorized but unissued or reacquired $.10 par value Common Stock of the Company is reserved for issuance upon exercise of options under the Plan. If any option expires or terminates without having been exercised in full, the unacquired shares shall be available for the grant of future options under the Plan.

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     3.   ADMINISTRATION

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). Each of the members of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934. A "Non-Employee Director" under Rule 16b-3 means a director of the Company who is not (1) currently an officer of the Company or its parent or subsidiary or otherwise currently employed by the Company or its parent or subsidiary, (2) does not receive compensation, either directly or indirectly, from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, (3) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K, and (4) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     4.   ELIGIBILITY AND AMOUNT OF GRANT

     The Committee shall determine the grantees to whom (the "Optionees"), and the number of shares for which, incentive stock options and/or nonstatutory options shall be granted under the Plan. Optionees shall be management or other employees of the Company, including officers, or of any of the Company's aforesaid subsidiaries, who the Committee determines have contributed materially to the success of the Company or are in a position to contribute materially to the future success of the Company. Except as hereinafter limited, an eligible Optionee may be granted one or more options hereunder which may be incentive stock options and/or nonstatutory options. No eligible Optionee may receive options hereunder in any fiscal year of the Company,


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including for purposes of such calculation only all options received by the
Optionee in such fiscal year under any other stock option plans of the Company, totaling more than Fifty Thousand (50,000) shares.

     Notwithstanding the foregoing and except as hereafter provided, an individual shall not be eligible to receive incentive stock options under the Plan, if before the incentive stock option is granted the individual owns (directly and through application of the constructive stock ownership attribution rules of Section 425(d) of the Code) more than Ten Percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary. This stock ownership provision shall not apply, and the individual shall be eligible to receive an incentive stock option, if at the time such option is granted the option exercise price is at least One Hundred Ten Percent (110%) of the fair market value of the stock subject to the option and the incentive stock option is not exercisable after the expiration of five years from the date the option is granted.

     Notwithstanding any other provision in this Plan, the aggregate fair market value (determined at the time an option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under this Plan and all other such plans of the Company and its subsidiaries pursuant to Section 422 or other similar provisions of the Code) shall not exceed $100,000. To the extent necessary to avoid such limitation, the shares granted to any Optionee under this Plan shall be deemed to be nonstatutory options.

     5.   OPTION PRICE

     The option exercise price for all incentive stock options granted under the Plan (except as otherwise herein provided) shall equal One Hundred Percent (100%) of the fair market value of

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the Company's Common Stock on the date of grant.  The option exercise price for the nonstatutory options granted under the Plan shall not be less than 85% of the fair market value of the Common Stock on the date of grant. Fair market value shall be determined by the Committee based upon the last sale price of the Common Stock in the National Association of Securities Dealers Automated Quotations System (NASDAQ) for National Market Issues or, as applicable, for Small-Cap Issues, as reported by the National Association of Securities Dealers for the last business trading day preceding the date of grant, or through such other measure or means as the Committee may in good faith determine to be appropriate to determine such fair market value. The Committee may authorize the Chief Executive Officer or Secretary of the Company to make any determinations required in this Section 5.

     6.   OPTION TERMS

     Options granted hereunder shall be evidenced by an Option Agreement executed as of the date of grant by the Company and the Optionee, on such terms as may be determined by the Committee, including the following:

          (a) The Option Agreement shall specify whether the option is an incentive stock option or a nonstatutory option and shall set forth the number of shares and the option exercise price to which the option pertains. It shall also specify that the option shall vest on a year-to-year cumulative basis as to the number of shares covered by the option as follows: ten percent (10%) on the date of grant; plus fifteen percent (15%) on the first anniversary date of the date of grant; plus twenty-five percent (25%) on the second anniversary date of the date of grant; plus twenty-five percent (25%) on the third anniversary date of the date of grant; plus twenty-five percent (25%) on the fourth anniversary date of the date of


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     grant.  The option shall be exercisable in whole or in part as to any vested portion during the option term which shall be up to ten (10) years as specified by the Committee in the Option Agreement (except as otherwise provided in Section 4, this subsection and subsection (e) below and/or in the Option Agreement), except that the option shall first become exercisable six months after the date of grant and shall not be exercisable prior thereto.

          (b) The option exercise price shall be paid at the time of exercise which shall be in writing and, at the election of the Optionee, may be paid in cash and/or by the sale and delivery of certificates(s) duly endorsed for transfer, in shares of the Company's Common Stock already owned by the Optionee. Any shares so sold to the Company in payment of the option exercise price shall be valued at fair market value on the exercise date as determined by the Committee, or by the Chief Executive Officer or the Secretary of the Company as the Committee's designee (as provided in Section 5). Fair market value shall be deemed to be the last sale price of the Common Stock in the NASDAQ for National Market Issues or, as applicable, for Small-Cap Issues, as reported by the National Association of Securities Dealers for the last business trading day preceding the date of exercise. Any fractional share not required for payment of the option exercise price shall be paid for by the Company in cash on the basis of the same value utilized for such exercise.

          (c) If available, the Committee may also permit the Optionee to utilize any so-called "cashless exercise" procedures; to exercise the option through a national bank or trust company or brokerage firm which is a member of the


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     National Association of Securities Dealers, pursuant to which upon presentation of written exercise to such bank, trust company or broker and to the Company, and upon authorization therefor by the Committee, any or all of the shares an Optionee is entitled to receive on exercise is sold by such bank, trust company or broker, or an agent therefor, and the option exercise price for the shares purchased by the Optionee is credited to a designated account of the Company on either the trade date or the customary settlement date, provided only that if the Company is not to receive credit of the option exercise price to its account until such settlement date, on or before the trade date the selling bank, trust company or broker confirm to the Company its obligation to pay the same to the Company as of the settlement date. The balance of the proceeds for any shares sold in a cashless exercise of an option, less customary brokerage commissions, handling fees, other related brokerage charges and interest expense pending settlement and delivery of certificate(s), if applicable, shall be credited to the Optionee's account. If the sale proceeds are insufficient therefor, such costs of sale shall be paid directly by the exercising Optionee. The Company shall instruct the Company's Transfer Agent and Registrar, in accordance with the request of the selling bank, trust company or broker and/or Optionee, to issue certificate(s) for the portion of the shares acquired on exercise which are sold in the cashless exercise to the selling bank, trust company or broker or its designee, and to issue certificate(s) for such shares acquired on exercise which are not sold in the cashless exercise, if any, to the Optionee or the Optionee's designee.


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          The Committee, however, shall be free to alter the above or establish any rules appropriate to the use of any cashless exercise procedure, but shall not permit the same, unless or until exercise and sale of the shares are registered under the Securities Act of 1933 and in compliance with any applicable registration requirements of state securities law, and, in the case of officers of the Company or other persons subject to Section 16 of the Securities Exchange Act of 1934, in absence of an opinion of counsel for the Company that such cashless exercise transaction will not result in such person's violation of the rule against realization of short-swing profits pursuant to Section 16(b) thereof.

          (d) Unless the issuance of the shares upon the exercise of an option hereunder is registered under federal and state securities laws, the Optionee upon exercise shall be required to sign and deliver to the Company and be bound by a customary "investment letter," setting forth the Optionee's investment representation and securities law transfer restrictions consistent with federal and state securities law exemptions from registration for issuance of the shares on exercise and consistent with Rule 144 under the Securities Act of 1933, and requisite legends and stop transfer orders shall be placed upon or against the certificates for the shares by the Company's Transfer Agent and Registrar. Without regard to registration or exemption therefrom on exercise, if the Optionee is then an officer or other "affiliate" of the Company with the meaning of said Rule 144, securities law transfer restrictions consistent with said Rule 144 shall in any event be applicable and requisite legends and stop transfer orders shall be placed upon or against the certificates for the shares by the Company's Transfer Agent


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     and Registrar.  The Company shall not be obligated for but does currently anticipate registration of the shares issued under the Plan under federal and certain state securities laws.

          (e) If the Optionee, until such time continuously employed by the Company or its subsidiaries, is terminated by reason of death or disability or retires at or after age 57 or resigns as an employee of the Company within one year of a "Change of Control", the option, to the extent not previously exercised, may be exercised in whole or in part during the balance of the stated term of the option without regard to the annual exercise vesting provisions of subsection (a) above, except that no option shall be exercisable for a period of six
     (6) months after the date of grant, and except that an incentive stock option may be exercised only within three (3) months after termination of employment by reason of such event and shall thereupon expire, unless the Optionee shall die during such period or while employed in which case the option may be exercised within twelve (12) months after the death of the Optionee. The Committee may by prior approval also permit an Optionee to retire to the same effect or on any less favorable basis prior to age 57. The Committee may grant, withhold or condition its approval for any reason it deems to be in the best interests of the Company. In the event of the Optionee's death, the option may be exercised by the personal representative of the Optionee's estate and/or by the Optionee's heirs, as the case may be. If the Optionee's employment terminates for any other reason, the option shall expire on the date the Optionee's employment terminates. Notwithstanding anything herein to the contrary, unless expiring earlier in accordance with another express


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     provision of this Plan or the Option Agreement, all options granted under the Plan shall terminate and expire ten (10) years after the date of grant. As used herein, a "Change of Control" shall be deemed to have occurred if
     (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than such Optionee becomes a "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power (with respect to the election of directors) of the Company's then outstanding securities; (ii) at any time after the adoption of this Plan, individuals who as of the date of adoption of this Plan constitute the Board (and any new director whose election to the Board or nomination for election to the Board by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office) cease for any reason to constitute a majority of the Board; (iii) the consummation of a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power (with respect to the election of directors) of the securities of the Company or of such surviving entity outstanding immediately after such merger or consolidation; or (iv) the consummation of a plan of complete liquidation of the Company or of an agreement for the sale or disposition by the Company of all or substantially all of the Company's business or assets.


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

          (f) The incentive stock options hereunder shall not be transferable, in whole or in part, by the Optionee except by will or the laws of descent and distribution. During the Optionee's lifetime, the incentive stock options granted hereunder shall be exercisable only by the Optionee, and only while and if continuously employed by the Company or a subsidiary of the Company, except as provided in
     Section 6(e) above. The nonstatutory stock options granted hereunder shall be subject to such restrictions on transfer (if any) imposed by the Committee.

          (g) An incentive stock option hereunder shall not contain terms pursuant to which the exercise of the option would affect the Optionee's right to exercise a nonstatutory option hereunder, or vice versa, such that the incentive stock option would be deemed a prohibited "tandem stock option" within the meaning of Section 422 of the Code and the regulations thereunder.

          (h) If the Optionee sells, exchanges or otherwise disposes of shares acquired upon exercise of an incentive stock option within two
     (2) years of the date of grant, or one (1) year after the date of exercise, the Optionee shall be required to notify the Company promptly in writing and disclose the amount of gain or loss resulting from the sale, exchange or other disposition of his or her shares.

          (i) If the Optionee's employment is terminated for any reason, except by reason of the Optionee's death, disability or retirement at or after the age of 57 or by the Optionee for "Good Reason" as defined below, within one year of such Optionee's exercise of all or any part of an option hereunder, then the amount of "Option Gain" as defined below realized upon such exercise shall be paid by such


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     Optionee to the Company within twenty (20) days of the Optionee's date of termination. As used herein, "Option Gain" shall mean the excess of the fair market value of the shares of Common Stock received upon exercise of the option as of the date of exercise over the exercise price, multiplied by the number of shares of Common Stock purchased upon such exercise, without regard to any subsequent market price decrease or increase in shares of Common Stock. Fair market value shall be deemed to be the last sale price of the Common Stock in the NASDAQ for National Market Issues or, as applicable, Small-Cap Issues, as reported by the National Association of Securities Dealers for the last business trading date preceding the date of exercise. As used herein "Good Reason" shall be defined as (i) a material diminishment of the responsibilities, duties and authority of such Optionee's immediately prior position in the Company or under any written employment agreement between such Optionee and the Company, (ii) a material reduction in such Optionee's salary and bonus, if any, unless such reduction is reasonably related to the financial condition of the Company,
     (iii) the failure of the Company to provide such Optionee with all plans, programs and other benefits of the Company in accordance with the terms of any written employment agreement between such Optionee and the Company,
     (iv) the failure of any successors, assigns, or surviving corporation or entity to assume and faithfully perform the material obligations of the Company under any written employment agreement between the Optionee and the Company, or (v) the Company's commission of any material breach of any written employment agreement between the Optionee and the Company, which is not remedied by the


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

     Company in a reasonable period (but not less than ninety (90) days) after receipt of written notice thereof from such Optionee.

          (j) If any time within (i) the term of the Optionee's option hereunder, or (ii) three years after the Optionee's employment with the Company is terminated or (iii) three years after the Optionee's exercise of any portion of an option hereunder, the Optionee (iv) violates the terms of any noncompete or confidentiality provision set forth in an employment agreement between the Optionee and the Company,
     (v) discloses without the prior written consent of the Company (which consent may be withheld at the discretion of the Company) "Confidential Information" as defined below to any person not employed by the Company or authorized by the Company to receive such Confidential Information, (vi) solicits or assists anyone else in the solicitation of any of the Company's then current employees to terminate their employment with the Company and to become employed by any other business enterprise, (vii) directly or indirectly, alone or as a partner, consultant, advisor, employee or in any other capacity, engages in any commercial activity in competition with any part of the Company's business (which currently involves videotape duplication, compact disc replication and duplication and diskette duplication services to corporations, publishers, religious and educational companies and other institutional entities and the manufacture and sale of gift products and collectibles to retailers) in those states in which the Company conducted business during the term of the option or as of the date of termination of employment, (viii) engages in any activity which has a material and adverse effect upon the business or reputation of the Company, (ix)



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     violates any of the Company's policies or (x) participates, directly or indirectly, in a hostile takeover attempt of the Company, then, and in such event, (xi) any and all options granted hereunder to such Optionee shall automatically terminate as of the date such Optionee first engages in any such prohibited activity, unless such options have previously terminated by operation of another term or condition of this Plan or the Option Agreement governing such option(s) and (xii) the Option Gain realized by such Optionee upon the exercise of all or any portion of such options shall be paid over to the Company within twenty (20) days of the date the Optionee first engages in such prohibited activity. As used herein, "Confidential Information" means information that is proprietary to the Company or proprietary to others and entrusted to the Company. Confidential Information also includes, but is not limited to, customer lists; information relating to business plans and to business that is conducted or anticipated to be conducted; past, current or anticipated products; and information concerning research, development, purchasing, accounting, computer software, selling and services.

          (k) The Committee may release the Optionee from all or any part of the terms of Subscctions 6(i) and 6(j) in its sole discretion; provided, however, that such release is in the best interests of the Company.

          (l) The Plan and the options granted hereunder and all determinations made and actions taken pursuant to this Plan, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Minnesota and construed accordingly without giving effect to principles of conflicts of laws.


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

     7.   TERMINATION

     Unless extended or sooner terminated by action of the Company's Board of Directors, the Plan shall terminate ten (10) years from its effective date. Options outstanding under the Plan at the time of termination shall remain in effect until exercise or expiration.

     8.   EFFECTIVE DATE

     The effective date of the Plan shall be May 5, 1998, the date of adoption by the Company's Board of Directors.

     9.   ADJUSTMENT OF SHARES

     In the event of a recapitalization, merger, consolidation, reorganization, stock dividend, stock split or other change in capitalization affecting the Common Stock of the Company, appropriate equitable share and per share option exercise price adjustments in outstanding options, and appropriate equitable share adjustments in the shares then reserved for issuance under the Plan, shall be made by the Company's Board of Directors or by the President or Secretary of the Company acting as the Board's designated representative to prevent dilution or enlargement of rights.

     10.  AMENDMENT

     The Company's Board of Directors may amend the Plan at any time as determined to be in the best interests of the Company, including any amendment to extend or terminate the Plan. The Board shall not, however, without shareholder approval, increase the maximum number of shares subject to the Plan or restrict the class of persons eligible to be granted options under the Plan.


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                            VAUGHN COMMUNICATIONS, INC.
                           NONSTATUTORY OPTION AGREEMENT
                              (1998 Sock Option Plan)

     VAUGHN COMMUNICATIONS, INC., a Minnesota corporation (the "Company"), pursuant to the 1998 Stock Option Plan previously adopted by the Board of Directors of the Company (the "Plan"), and in consideration of services to be rendered to the Company or its subsidiary by _____________________________ as _____________________________
     (Name)                   (Title or Job Description)

(the "Optionee"), hereby grants to the Optionee a nonstatutory stock option (the "Option") not in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase __________ shares of the Company's Common Stock (the "Shares") at a price of $__________ per share (the "Purchase Price"), equal to ____% (must be 85% or more) of the fair market value of the Common Stock on the date of grant. This grant is made on the following terms and conditions.

     NONSTATUTORY STOCK OPTION

     1. The Optionee may exercise the Option on a cumulative basis at any time six (6) months after the date hereof and on or before _______________, _____, subject to prior termination or modification as herein provided, in whole or in part with respect to each of five (5) year to year cumulative annual installments, beginning on the first day of each of the first five years during the aforesaid term hereof as follows:

          (a) ten percent (10%) of such Shares during the first year of the Option term;


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

          (b) plus an additional fifteen percent (15%) of such Shares during the second year of the Option term;

          (c) plus an additional twenty-five percent (25%) of such Shares during the third year of the Option term;

          (d) plus an additional twenty-five percent (25%) of such shares during the fourth year of the Option term; and

          (e) plus an additional twenty-five percent (25%) of such Shares during the fifth and remaining years of the Option term.

     2. The Option shall not be transferable by the Optionee, except by will or the laws of descent and distribution. During the Optionee's life, the Option shall be exercisable only by the Optionee and only while and if the Optionee is continuously employed by the Company or a subsidiary of the Company as described in the Plan, except as provided in Section 4 of this Agreement. If the Option shall not have terminated prior to the death of the Optionee, it may be exercised at any time during the balance of the term of the Option by the personal representative of the Optionee's estate and/or by the Optionee's heirs, as the case may be, subject to prior expiration on the date specified in Section 4 of this Agreement.

     3. The Option may be exercised in whole or in part, from time to time, by delivery to the Secretary of the Company of a written notice specifying the number of Shares desired to be purchased and accompanied by full payment of the Purchase Price, at the election of the Optionee, in cash and/or by delivery of certificate(s) duly endorsed for transfer, in shares of the Company's Common Stock already owned by the Optionee. Any shares endorsed and delivered to the Company in payment of the Purchase Price shall be valued at the fair market value of the shares on the date of exercise, as determined by the Compensation Committee of the Company's Board of Directors (the "Committee") in accordance with the Plan or by the President or Secretary of the Company acting as the Committee's designated representative. Any fractional share not required for payment of the Purchase Price shall be paid for by the Company in cash on the basis of the same value utilized for such exercise. If at the time of exercise the Committee, in its sole discretion, shall permit utilization of a so-called "cashless exercise" procedure to exercise the Option, the Optionee may apply to the Company's President or Secretary to utilize the same, and if approved thereby, the Optionee shall follow the "cashless exercise" procedures specified in the Plan and in accordance with such rules therefor as the Committee may from time to time establish.

     4. All unexercised rights under the Option shall expire at the end of the term specified in Section 1 above or on an earlier date, in the event of prior termination of employment by the Company or its subsidiary of the Optionee, as follows:

          (a) Upon termination of employment of the Optionee by retirement of Optionee at or after age 57 or by disability or death or by the Optionee's resignation within one year of a "Change of Control" (as defined below), the Option may be exercised during the balance of its term notwithstanding such termination of employment and, in the case of death, as provided in Section 2 above; provided, however, that the percentage limitations set forth in Section 1(a) through (e) above shall not apply; and provided, further, that the Committee may (but without any obligation therefor) by prior approval, which approval the Committee may grant, withhold or condition for any reason it deems to be in the best interest of the Company, also permit the Optionee to retire to the same effect or on any less favorable basis prior to age 57; or

          (b) Upon termination of employment of the Optionee for any other reason, the Option shall expire on the date the Optionee's employment terminates.

          As used herein, "Change of Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than such Optionee becomes a "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power (with respect to the election of directors) of the Company's then outstanding securities; (ii) at any time after the adoption of the Plan, individuals who as of the date of adoption of the Plan constitute the Board of Directors (and any new director whose election to the Board of Directors or nomination for election to the Board of Directors by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office) cease for any reason to constitute a majority of the Board of Directors; (iii) the consummation of a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power (with respect to the election of directors) of the securities of the Company or of such surviving entity outstanding immediately after such merger or consolidation; or (iv) the consummation of a plan of complete liquidation of the Company or of an agreement for the sale or disposition by the Company of all or substantially all of the Company's business or assets.

     5. Unless the issuance of the Shares purchased upon the exercise of the Option is registered with federal and state securities authorities (which is anticipated but for which the Company has no obligation), or is determined by counsel for the Company to be exempt from such registration without need therefor, the Optionee shall be required to sign, deliver to the Company and be bound by a customary "investment letter," setting forth the Optionee's investment representation and securities law transfer restrictions consistent with federal and state securities law exemptions from registration for issuance of the Shares on exercise and consistent with Rule 144 under the Securities Act of 1933, and requisite legends and stop transfer orders shall be placed upon or against the certificate for the Shares. Without regard to registration or exemption therefrom on exercise, if the Optionee is an officer or other "affiliate" of the Company within the meaning of said Rule 144, the securities law transfer restrictions consistent with said Rule 144 shall in any event be applicable and requisite legends in the form attached as Exhibit A hereto and stop transfer orders shall be placed upon or against the certificate for the Shares.

     6. If prior to the expiration of the Option, the Shares then subject to the Option shall be affected by any recapitalization, merger, consolidation, reorganization, stock dividend, stock split, or other change in capitalization affecting the present Common Stock of the Company, then the number and kind of Shares covered by this Agreement, and the Purchase Price per share, shall be appropriately adjusted in accordance with the Plan by the Committee or by the President or Secretary of the Company acting as the Committee's designated representative, all as may be deemed necessary to prevent dilution or enlargement of rights which might otherwise result.

     7. If the Optionee's employment with the Company is terminated for any reason, except by reason of the Optionee's death, disability or retirement at or after the age of 57 or by the Optionee for "Good Reason" (as defined below), within one year of the Optionee's exercise of all or part of the Option, then the amount of "Option Gain" (as defined below) realized upon such exercise shall be paid by the Optionee to the Company within twenty (20) days of the Optionee's date of termination. As used herein, "Option Gain" shall mean the excess of the fair market value of the shares of Common Stock received upon exercise of the Option as of the date of exercise over the exercise price, multiplied by the number of shares of Common Stock purchased upon such exercise, without regard to any subsequent market price decrease or increase in shares of Common Stock.
Fair market value shall be deemed to be the last sale price of the Common Stock in the National Association of Securities Dealers Automated Quotation System for National Market Issues or, as applicable, Small-Cap Issues, as reported by the National Association of Securities Dealers, Inc. for the last business trading date preceding the date of exercise. As used herein, "Good Reason" shall be defined as (i) a material diminishment of the responsibilities, duties and authority of the Optionee's immediately prior position in the Company or under any written employment agreement between the Optionee and the Company, (ii) a material reduction in the Optionee's salary and bonus, if any, unless such reduction is reasonably related to the financial condition of the Company, (iii) the failure of the Company to provide the Optionee with all plans, programs and other benefits of the Company in accordance with the terms of any written employment agreement between the Optionee and the Company, (iv) the failure of any successors, assigns, or surviving corporation or entity to assume and faithfully perform the material obligations of the Company under any written employment agreement between the Optionee and the Company, or (v) the Company's commission of any material breach of any written employment agreement between the Optionee and the Company, which is not remedied by the Company in a reasonable period (but not less than ninety (90) days) after receipt of written notice thereof from the Optionee.

     8. If any time within (i) the term of the Option, or (ii) three years after the Optionee's employment with the Company is terminated or (iii) three years after the Optionee's exercise of any portion of the Option, the Optionee
(iv) violates the terms of any noncompete or confidentiality provision set forth in an employment agreement between the Optionee and the Company, (v) discloses without the prior written consent of the Company (which consent may be withheld at the discretion of the Company) "Confidential Information" (as defined below) to any person not employed by the Company or authorized by the Company to receive such Confidential Information, (vi) solicits or assists anyone else in the solicitation of any of the Company's then current employees to terminate their employment with the Company and to become employed by any other business enterprise, (vii) directly or indirectly, alone or as a partner, consultant, advisor, employee or in any other capacity, engages in any commercial activity in competition with any part of the Company's business (which currently involves videotape duplication, compact disc replication and duplication and diskette duplication services to corporations, publishers, religious and educational companies and other institutional entities and the manufacture and sale of gift products and collectibles to retailers) in those states in which the Company conducted business during the term of the Option or as of the date of termination of employment, (viii) engages in any activity which has a material and adverse effect upon the business or reputation of the Company, (ix) violates any of the Company's policies or (x) participates, directly or indirectly, in a hostile takeover attempt of the Company, then, and in such event, (xi) the Option shall automatically terminate as of the date the Optionee first engages in any such prohibited activity, unless the

Option has previously terminated by operation of another term or condition of the Plan or this Agreement and (xii) the Option Gain realized by the Optionee upon the exercise of all or any portion of the Option shall be paid over to the Company within twenty (20) days of the date the Optionee first engages in such prohibited activity. As used herein, "Confidential Information" means information that is proprietary to the Company or proprietary to others and entrusted to the Company. Confidential Information also includes, but is not limited to, customer lists; information relating to business plans and to business that is conducted or anticipated to be conducted; past, current or anticipated products; and information concerning research, development, purchasing, accounting, computer software, selling and services.

     9. It is intended that those terms of the Plan and this Agreement which refer or apply to nonstatutory options comply and be interpreted in accordance with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The provisions of the Plan pertaining to Options, to the extent not set forth in this Agreement, are incorporated by reference.

ADDITIONAL PRECONDITIONS TO EXERCISE.

     10. A "Statement of Additional Terms and Conditions," determined by the Committee and not inconsistent with the Plan, may be attached hereto as part hereof. Satisfaction of the additional terms and conditions set forth in such attached Statement, if any, shall be additional preconditions to vesting and exercise of the Option, or so much thereof as shall correspond to the extent such terms and conditions are ultimately satisfied. If attached, such Statement shall be separately acknowledged by the signatures of the Optionee and an appropriate officer of the Company.

     IN WITNESS WHEREOF, this Nonstatutory Option Agreement is hereby executed as of ____________________ (date of grant).

                                       VAUGHN COMMUNICATIONS, INC.


                                       By
                                          --------------------------------
                                          Its
                                              ----------------------------


                                       -----------------------------------
                                                     Optionee

______Check if a Statement of Additional Terms and Conditions is attached. If attached, such Statement must be signed by both the Optionee and an appropriate officer of the Company.

                                     EXHIBIT A

                                 OFFICER/AFFILIATE

                            TRANSFER RESTRICTION LEGEND

     The registered holder of the within certificate may be an "affiliate" of the Company on the date of issue of this certificate within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended. Accordingly, the securities represented by the within certificate may not be sold, transferred, pledged or otherwise disposed of, except pursuant to registration or notification under such laws, exemption from such registration as evidenced by an opinion of counsel satisfactory to the Company, or operation of law.

                            VAUGHN COMMUNICATIONS, INC.
                          INCENTIVE STOCK OPTION AGREEMENT
                              (1998 STOCK OPTION PLAN)

     VAUGHN COMMUNICATIONS, INC., a Minnesota corporation (the "Company"), pursuant to the 1998 Stock Option Plan previously adopted by the Board of Directors of the Company (the "Plan"), and in consideration of services to be rendered to the Company or its subsidiary by
 ______________________________ as ______________________________ (the
          (Name)                     (Title or Job Description)

"Optionee"), hereby grants to the Optionee an incentive stock option (the "Option") in accordance with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase __________ shares of the Company's Common Stock (the "Shares") at a price of $__________ per share (the "Purchase Price"), equal to [Check One] ____100% or ____110% of the fair market value of the Common Stock on the date of grant. This grant is made on the following terms and conditions.

     INCENTIVE STOCK OPTION

     1. The Optionee may exercise the Option on a cumulative basis at any time six (6) months after the date hereof and on or before _______________, _____ [Check One] (seven) (7) years after such date of grant) or __________ (five (5) years after the date of grant if the 110% Purchase Price provision is checked above), subject to prior termination or modification as herein provided, in whole or in part with respect to each of five (5) year to year cumulative annual installments, beginning on the first day of each of the first five years during the aforesaid term hereof, as follows:

          (a) ten percent (10%) of such Shares during the first year of the Option term;

          (b) plus an additional fifteen percent (15%) of such Shares during the second year of the Option term;

          (c) plus an additional twenty-five percent (25%) of such Shares during the third year of the Option term;

          (d) plus an additional twenty-five percent (25%) of such Shares during the fourth year of the Option term; and

          (e) plus an additional twenty-five percent (25%) of such Shares during the fifth and, if any, remaining years of the Option term.

     2. The Option shall not be transferable by the Optionee, except by will or the laws of descent and distribution. During the Optionee's life, the Option shall be exercisable only by the Optionee and only while and if the Optionee is continuously employed by the Company or a subsidiary of the Company as described in the Plan, except as provided in Section 4 of this Agreement. If the Option shall not have terminated prior to the death of the Optionee, it may be exercised at any time within twelve (12) months after death by the personal representative of the Optionee's estate and/or by the Optionee's heirs, as the case may be, subject to prior expiration on the date specified in Section 4 of this Agreement.

     3. The Option may be exercised in whole or in part, from time to time, by delivery to the Secretary of the Company of a written notice specifying the number of Shares desired to be purchased and accompanied by full payment of the Purchase Price, at the election of the Optionee, in cash and/or by delivery of certificate(s) duly endorsed for transfer, in shares of the Company's Common Stock already owned by the Optionee. Any shares endorsed and delivered to the

Company in payment of the Purchase Price shall be valued at the fair market value of the shares on the date of exercise, as determined by the Compensation Committee of the Company's Board of Directors (the "Committee") in accordance with the Plan or by the President or Secretary of the Company acting as the Committee's designated representative. Any fractional share not required for payment of the Purchase Price shall be paid for by the Company in cash on the basis of the same value utilized for such exercise. If at the time of exercise the Committee, in its sole discretion, shall permit utilization of a so-called "cashless exercise" procedure to exercise the Option, the Optionee may apply to the Company's President or Secretary to utilize the same, and if approved thereby, the Optionee shall follow the "cashless exercise" procedures specified in the Plan and in accordance with such rules therefor as the Committee may from time to time establish.

     4. All unexercised rights under the Option shall expire at the end of the term specified in Section 1 above or on an earlier date, in the event of prior termination of employment by the Company or its subsidiary of the Optionee, as follows:

          (a) Upon termination of employment of the Optionee by retirement of Optionee at or after age 57 or by disability or by the Optionee's resignation within one year of a "Change of Control" (as defined below), the Option may be exercised within three (3) months after the date of termination and shall thereupon expire; provided, however, that the percentage limitations set forth in Section 1(a) through (e) above shall not apply; and provided, further, that the Committee may (but without any obligation therefor) by prior approval, which approval the Committee may grant, withhold or condition for any reason it deems to be in the best interests of the Company, also permit the Optionee to retire to the same effect or on any less favorable basis prior to age 57; or

          (b) Upon death of the Optionee while employed or during the three-month period described in Section 4(a) above, the Option may be exercised within twelve (12) months after the date of death as provided in Section 2 above and shall thereupon expire; provided, however, that the percentage limitations set forth in Section 1(a) through (e) shall not apply; or

          (c) Upon such termination of employment of the Optionee for any other reason, the Option shall expire on the date the Optionee's employment terminates.

          As used herein, "Change of Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) other than such Optionee becomes a "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power (with respect to the election of directors) of the Company's then outstanding securities; (ii) at any time after the adoption of the Plan, individuals who as of the date of adoption of the Plan constitute the Board of Directors (and any new director whose election to the Board of Directors or nomination for election to the Board of Directors by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office) cease for any reason to constitute a majority of the Board of Directors; (iii) the consummation of a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 70% of the combined voting power (with respect to the election of directors) of the securities of the Company or of such surviving entity outstanding immediately after such merger or consolidation; or (iv) the consummation of a plan of complete liquidation of the Company or of an agreement for the sale or disposition by the Company of all or substantially all of the Company's business or assets.

     5. Unless the issuance of the Shares purchased upon the exercise of the Option is registered with federal and state securities authorities (which is anticipated but for which the Company has no obligation), or is determined by counsel for the Company to be exempt from such registration without need therefor, the Optionee shall be required to sign, deliver to the Company and be bound by a customary "investment letter," setting forth the Optionee's investment representation and securities law transfer restrictions consistent with federal and state securities law exemptions from registration for issuance of the Shares on exercise and consistent with Rule 144 under the Securities Act of 1933, and requisite legends and stop transfer orders shall be placed upon or against the certificates for the Shares. Without regard to registration or exemption therefrom on exercise, if the Optionee is an officer or other "affiliate" of the Company within the meaning of said Rule 144, the securities law transfer restrictions consistent with said Rule 144 shall in any event be applicable and requisite legends in the form attached as Exhibit A hereto and stop transfer orders shall be placed upon or against the certificate for the Shares.

     6. If prior to the expiration of the Option, the Shares then subject to the Option shall be affected by any recapitalization, merger, consolidation, reorganization, stock dividend, stock split, or other change in capitalization affecting the present Common Stock of the Company, then the number and kind of Shares covered by this Agreement, and the Purchase Price per share, shall be appropriately adjusted in accordance with the Plan by the Committee or by the President or Secretary of the Company acting as the Committee's designated representative, all as may be deemed necessary to prevent dilution or enlargement of rights which might otherwise result.

     7. If the Optionee sells, exchanges or otherwise disposes of any of the Shares acquired upon exercise of the Option within two (2) years after the date of this Agreement or one (1) year after the date of exercise of the Option with respect to such Shares, the Optionee agrees to promptly notify the Company in writing and disclose the number of Shares disposed of and the amount of resulting gain or loss. The Optionee acknowledges that any such disposition will be a "disqualifying disposition" of the Shares within the meaning of
Section 422 of the Code which may subject the Optionee to federal income tax consequences less favorable than if the two holding periods described above are satisfied prior to any disposition of the Shares.

     8. If the Optionee's employment with the Company is terminated for any reason, except by reason of the Optionee's death, disability or retirement at or after the age of 57 or by the Optionee for "Good Reason" (as defined below), within one year of the Optionee's exercise of all or part of the Option, then the amount of "Option Gain" (as defined below) realized upon such exercise shall be paid by the Optionee to the Company within twenty (20) days of the Optionee's date of termination. As used herein, "Option Gain" shall mean the excess of the fair market value of the shares of Common Stock received upon exercise of the Option as of the date of exercise over the exercise price, multiplied by the number of shares of Common Stock purchased upon such exercise, without regard to any subsequent market price decrease or increase in shares of Common Stock.
Fair market value shall be deemed to be the last sale price of the Common Stock in the National Association of Securities Dealers Automated Quotation System for National

Market Issues or, as applicable, Small-Cap Issues, as reported by the National Association of Securities Dealers, Inc. for the last business trading date preceding the date of exercise. As used herein, "Good Reason" shall be defined as (i) a material diminishment of the responsibilities, duties and authority of the Optionee's immediately prior position in the Company or under any written employment agreement between the Optionee and the Company, (ii) a material reduction in the Optionee's salary and bonus, if any, unless such reduction is reasonably related to the financial condition of the Company, (iii) the failure of the Company to provide the Optionee with all plans, programs and other benefits of the Company in accordance with the terms of any written employment agreement between the Optionee and the Company, (iv) the failure of any successors, assigns, or surviving corporation or entity to assume and faithfully perform the material obligations of the Company under any written employment agreement between the Optionee and the Company, or (v) the Company's commission of any material breach of any written employment agreement between the Optionee and the Company, which is not remedied by the Company in a reasonable period (but not less than ninety (90) days) after receipt of written notice thereof from the Optionee.

     9. If any time within (i) the term of the Option, or (ii) three years after the Optionee's employment with the Company is terminated or (iii) three years after the Optionee's exercise of any portion of the Option, the Optionee
(iv) violates the terms of any noncompete or confidentiality provision set forth in an employment agreement between the Optionee and the Company, (v) discloses without the prior written consent of the Company (which consent may be withheld at the discretion of the Company) "Confidential Information" (as defined below) to any person not employed by the Company or authorized by the Company to receive such Confidential Information, (vi) solicits or assists anyone else in the solicitation of any of the Company's then current employees to terminate their employment with the Company and to become employed by any other business enterprise, (vii) directly or indirectly, alone or as a partner, consultant, advisor, employee or in any other capacity, engages in any commercial activity in competition with any part of the Company's business (which currently involves videotape duplication, compact disc replication and duplication and diskette duplication services to corporations, publishers, religious and educational companies and other institutional entities and the manufacture and sale of gift products and collectibles to retailers) in those states in which the Company conducted business during the term of the Option or as of the date of termination of employment, (viii) engages in any activity which has a material and adverse effect upon the business or reputation of the Company, (ix) violates any of the Company's policies or (x) participates, directly or indirectly, in a hostile takeover attempt of the Company, then, and in such event, (xi) the Option shall automatically terminate as of the date the Optionee first engages in any such prohibited activity, unless the Option has previously terminated by operation of another term or condition of the Plan or this Agreement and (xii) the Option Gain realized by the Optionee upon the exercise of all or any portion of the Option shall be paid over to the Company within twenty (20) days of the date the Optionee first engages in such prohibited activity. As used herein, "Confidential Information" means information that is proprietary to the Company or proprietary to others and entrusted to the Company. Confidential Information also includes, but is not limited to, customer lists; information relating to business plans and to business that is conducted or anticipated to be conducted; past, current or anticipated products; and information concerning research, development, purchasing, accounting, computer software, selling and services.

     10. It is intended that those terms of the Plan and this Agreement which refer or apply to incentive stock options comply and be interpreted in accordance with the provisions of Section

422 of the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The provisions of the Plan pertaining to Options, to the extent not set forth in this Agreement, are incorporated by reference.

     ADDITIONAL PRECONDITIONS TO EXERCISE.

     11. A "Statement of Additional Terms and Conditions," determined by the Committee and not inconsistent with the Plan, may be attached hereto as part hereof. Satisfaction of the additional terms and conditions set forth in such attached Statement, if any, shall be additional preconditions to vesting and exercise of the Option, or so much thereof as shall correspond to the extent such terms and conditions are ultimately satisfied. If attached, such Statement shall be separately acknowledged by the signatures of the Optionee and an appropriate officer of the Company.

     IN WITNESS WHEREOF, this Incentive Stock Option Agreement is hereby executed as of _______________, _____ (date of grant).

                                        VAUGHN COMMUNICATIONS, INC.


                                        By
                                           --------------------------------
                                           Its
                                              -----------------------------

                                        -----------------------------------
                                                       Optionee


_____ Check if a Statement of Additional Terms and Conditions is attached. If attached, such Statement must be signed by both the Optionee and an appropriate officer of the Company.

                                     EXHIBIT A

                                 OFFICER/AFFILIATE

                            TRANSFER RESTRICTION LEGEND

     The registered holder of the within certificate may be an "affiliate" of the Company on the date of issue of this certificate within the meaning of Rule 144 promulgated under the Securities Act of 1933, as amended. Accordingly, the securities represented by the within certificate may not be sold, transferred, pledged or otherwise disposed of except pursuant to registration or notification under such laws, exemption from such registration as evidenced by an opinion of counsel satisfactory to the Company, or operation of law.